Exhibit 99.1

Senmiao Technology Limited Announces Management Changes

CHENGDU, China, Aug. 3, 2018/ PRNewswire/ -- Senmiao Technology Limited (“Senmiao” or the “Company”) (NASDAQ:AIHS), an online lending platform in China connecting investors with individual and small-to-medium-sized enterprise borrowers, today announced that Ms. Xin Chen resigned from her positions as Chief Executive Officer of Senmiao and General Manager of the Company’s operating entity, Sichuan Senmiao Ronglian Technology Co., Ltd. (“Sichuan Senmiao”). Ms. Chen’s resignation was due to personal reasons and did not result from any disagreement with the Company.

To fill the vacancies created by Ms. Chen’s resignation, the Company’s Board of Directors (the “Board”) appointed Mr. Xi Wen as the Chief Executive Officer of the Company in addition to his current roles as the President, Secretary and Chairman of the Board, and also appointed Mr. Haitao Liu as the Chief Executive Officer of Sichuan Senmiao. Mr. Liu will report to Mr. Wen.

Mr. Liu will oversee the operations of Sichuan Senmiao. He brings to the Company industry and leadership experience as former chief executive officers of a peer-to-peer lending company specializing in auto loans and a microloan company offering loans to small business and individuals. Mr. Liu also has over a decade’s experience in accounting and finance as the chief financial officer of an information technology company and deputy general manager of an accounting firm.

Mr. Wen, Chairman, Chief Executive Officer and President of Senmiao, commented, “We would like to thank Xin for her contribution to the Company’s growth and development, including playing a pivotal role in our recent successful IPO. We wish Xin the best in her future endeavors and our team is excited to work with Haitao in his new position.”

About Senmiao

Headquartered in Chengdu, Sichuan Province, Senmiao operates an online lending platform, www.ihongsen.com, that connects Chinese investors with individual and small-to-medium-sized enterprise borrowers. For more information about the Company, please visit: www.ihongsen.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the appointment of the Company’s new Chief Executive Officer and new Chief Executive Officer of Sichuan Senmiao described in this press release, plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When the Company uses words such as “may, “will, “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the following:  the Company’s goals and strategies; the Company’s future business development; product and service demand and acceptance; changes in technology; economic conditions; reputation and brand; the impact of competition and pricing; government regulations; fluctuations in general economic and business conditions in China and assumptions underlying or related to any of the foregoing and other risks contained in reports filed by the Company with the Securities and Exchange Commission.  For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For more information, please contact:

At the Company:

Julie Zhu

Email: julie@ihongsen.com

Phone: +86-181-9085-0098

Investor Relations:

Tony Tian, CFA
Weitian Group LLC
Email: ttian@weitianco.com

Phone: +1-732-910-9692